SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



               Date of report (Date of
               earliest event reported)          February 5, 1999


                                 TV FILME, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                  0-28670                98-0160214
         (State or Other           (Commission              (IRS Employer
         Jurisdiction              File Number)       Identification No.)
         of Incorporation)




                c/o ITSA-Intercontinental Telecomunicacoes Ltda.
                               SCS, Quadra 07-Bl.A
                          Ed. Executive Tower, Sala 601
                             70.300-911 Brasilia-DF
                                     Brazil
          (Address of Principal Executive Offices, Including Zip Code)

     Registrant's telephone number, including area code: 011-55-61-314-9908


                         Exhibit List Appears on Page 4

                                Page 1 of 4 Pages

ITEM 5.  OTHER EVENTS.

          On February 5, 1999, TV Filme, Inc. (the "Company") announced that The Nasdaq Stock Market had informed the Company that its securities were deleted from listing on Nasdaq effective with the close of business on February 4, 1999. The delisting is a consequence of the Company's failure to meet certain standards for continued listing, including the net tangible assets and minimum bid price requirements. The Company expects immediate quotation of its securities on the OTC Bulletin Board following the delisting from Nasdaq.

          A copy of the Company's press release, dated February 5, 1999, is attached hereto as Exhibit 99.

ITEM 7.   Financial Statements,  Pro Forma Financial Information and Exhibits.

                  (a)      Financial Statements of Businesses Acquired.

                                         Not Applicable.

                  (b)      Pro Forma Financial Information.

                                         Not Applicable.

                  (c)      Exhibits.

                                The following exhibit is filed with this Report.

EXHIBIT NO.                DESCRIPTION

99                         Press Release of the Company, dated February 5, 1999.




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



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TV FILME, INC.



Date:  February 5, 1999          By: /S/ HERMANO STUDART LINS DE ALBUQUERQUE
                                     ---------------------------------------
                                     Name: Hermano Studart Lins de Albuquerque
                                     Title:   Chief Executive Officer






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



                                  EXHIBIT LIST

EXHIBIT NO.        DESCRIPTION

99                 Press Release of the Company, dated February 5, 1999.

FOR IMMEDIATE RELEASE

CONTACTS:           HERMANO ALBUQUERQUE, Chief Executive Officer
                    Phone: 011-55-61-314-9904 E-mail:  hermano@tvfilme.com.br

                    MORGEN-WALKE ASSOCIATES
                    Andrea Kaimowitz/Katherine Mittelbusher
                    Press:  Brian Maddox/Estelle Bieber
                    Phone:  (212) 850-5600 E-mail:  andrea@morgenwalke.com
                                                    ----------------------





         TV FILME, INC. ANNOUNCES NASDAQ DELISTNG AND EXPECTED OTC BULLETIN BOARD LISTING OF ITS SECURITIES

          BRASILIA, BRAZIL (February 5, 1999) - TV Filme, Inc. (Nasdaq: "PYTV") TV Filme, Inc. today announced that The Nasdaq Stock Market has informed the Company that its securities were deleted from listing on Nasdaq effective with the close of business on February 4, 1999. The delisting is a consequence of the Company's failure to meet certain standards for continued listing, including the net tangible assets and minimum bid price requirements. The Company expects immediate quotation of its securities on the OTC Bulletin Board following the delisting from Nasdaq.

          Headquartered in Brasilia, Brazil, TV Filme, Inc. provides subscription television services in mid-sized markets in Brazil. TV Filme, Inc. has established wireless cable operating systems in the cities of Brasilia, Goiania and Belem, which together comprise over 1.3 million households. The Company has also been awarded licenses for an additional seven markets in Brazil representing approximately 490,000 households.

          The matters discussed in this release include forward-looking statements that involve risks and uncertainties, including the risks detailed from time to time in TV Filme Inc.'s reports filed with the Securities and Exchange Commission. TV Filme, Inc. undertakes no duty to update such forward-looking statements.



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